NUMBER	Exhibit 4.1

See Reverse for certain definitions

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

1ST CONSTITUTION BANCORP

TOTAL AUTHORIZED ISSUE	See Reverse for
10,000,000 SHARES WITHOUT PAR VALUE COMMON STOCK	Certain Definitions

This is to Certify that __________________________________________________________ is the owner of

______________________________________________________________________________ fully paid and non-assessable shares of the above Corporation transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

SECRETARY	PRESIDENT

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	• as tenants in common	UNIF GIFT MIN ACT- ...................... Custodian ...................... (Cust) (Minor)
TEN ENT	• as tenants by the entireties	under Uniform Gifts to Minors Act .................... (State)

JT TEN	• as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list

For value received                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                        Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                        Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated

                                         In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE

NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.